                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 12, 2001


                          Discover Card Master Trust I
                          -----------------------------
               (Exact name of registrant as specified in charter)



   Delaware                        0-23108                       51-0020270
   --------                        -------                       ----------
  (State of                      (Commission                    (IRS Employer
Organization)                    File Number)                Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                                    19720
----------------------------------------------                          -----
(Address of principal executive offices)                              (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable

Item 5.  Other Events

     Series 2001-6. On July 12, 2001, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $500,000,000 aggregate principal amount of Series 2001-6 ___% Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 2001-6 ___% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I. The series term sheet is attached hereto as Exhibit 99.

Item 7.  Exhibits

Exhibit No.    Description
-----------    -----------
Exhibit 99     Series Term Sheet dated July 12, 2001, with respect to the proposed issuance of the ___% Class A Credit Card Pass-Through
               Certificates and the ___% Class B Credit Card Pass-Through
               Certificates of Discover Card Master Trust I, Series 2001-6.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Discover Card Master Trust I
                                       (Registrant)


                                     By:   Discover Bank
                                           (Originator of the Trust)



Date:  July 12, 2001                       By:  /s/ Michael F. Rickert
                                                ------------------------------
                                                Michael F. Rickert
                                                Vice President, Chief Accounting
                                                  Officer and Treasurer

                                INDEX TO EXHIBITS

Exhibit          Description                                                Page
-------          -----------                                                ----

Exhibit 99       Series Term Sheet dated July 12, 2001, with respect to      5
                 the proposed issuance of the ___% Class A Credit Card Pass-Through Certificates and the ___% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2001-6.